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                                                                    EXHIBIT 10.9

                          POST-MERGER VOTING AGREEMENT

         VOTING AGREEMENT dated as of August 18, 1999 (the "Agreement") by and among MS Acquisition Limited, a Texas limited partnership, (the "Nominating Stockholder") Ronald D. Pedersen, Bruce A. Butler, Gary R. Guffey, Jeffrey A. Watt (together with the Nominating Stockholder, the "Richmont Stockholders"), Monroe & Company, LLC, a Delaware limited liability company and JLM Management Company, LLC, a Delaware limited liability company (together with Monroe & Company, LLC, "Monroe"). The Richmont Stockholders and Monroe collectively shall be referred to herein as the "Stockholders."

         WHEREAS, it is contemplated that Richmont Marketing Specialists Inc., a Delaware corporation ("Richmont"), will merge with and into Merkert American Corporation, a Delaware corporation ("Merkert") pursuant to an Agreement and Plan of Merger dated as of the date hereof (the "Merger Agreement," and such merger, the "Merger");

         WHEREAS, the Richmont Stockholders own of record all of the issued and outstanding shares of common stock, par value $.01 per share, of Richmont, which in connection with the Merger will be converted into an aggregate of up to 6,705,551 shares of common stock, par value $.01 per share, of Merkert ("Merkert Common Stock");

         WHEREAS, Monroe has the right to vote an aggregate of 853,754 shares of Merkert Common Stock and 223,800 shares of restricted Merkert Common Stock;

         WHEREAS, the execution and delivery of this Agreement is a condition to the consummation of the Merger.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Voting Agreement. Following the consummation of the Merger, at any time that nominees for the election to the Board of Directors of Merkert are submitted to the stockholders of Merkert, or a proposal to remove any incumbent member of the Board of Directors of Merkert is submitted to such stockholders, the parties hereto agree to vote, or cause to be voted, all Voting Securities (defined below) then held by such party, whether beneficially or of record, or any Voting Securities over which such party exercises voting control, in favor of up to five nominees designated in writing by the Nominating Stockholders. For the purpose of this agreement, "Voting Securities" shall mean any and all shares of capital stock of Merkert, of any class or series, which shall have the right at any time to vote in the election of Merkert's directors, including without limitation shares of Merkert Common Stock.

         2. Designation of Nominees. The Nominating Stockholder hereby designates the following individuals as nominees for election to the Board of Directors of Merkert: John P.


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Rochon, Nick G. Bouras, Timothy M. Byrd, Ronald D. Pedersen and Michael J.
Merriman. In the event that any of the foregoing at any time are unable to serve out their terms, resign from the Board of Directors of Merkert or decline to be nominated for election or reelection, then the Nominating Stockholders shall have the right to designate in writing a replacement nominee; provided, however, that such replacement nominee shall be reasonably satisfactory to Monroe.

         3. Representations and Warranties of the Stockholders. As of the date hereof, each Stockholder represents and warrants to the other Stockholders as follows:

                  (a) Ownership of Securities. The Stockholder is the record and beneficial owner of, or exercises voting control of, the number of shares of Voting Securities of Merkert set forth on the signature page to this Agreement (the "Existing Securities"). The Holder has sole voting power and sole power to issue instructions with respect to the voting of the Existing Securities, sole power of disposition and the sole power of exercise or conversion, in each case with respect to all of the Existing Securities. As of the date hereof, the Stockholder will have sole voting power and sole power to issue instructions with respect to the voting of all of the Existing Securities, sole power of disposition and the sole power of exercise or conversion, in each case with respect to all of the Existing Securities.

                  (b) Power; Binding Agreement. The Stockholder has full power and authority to enter into and perform all of the Stockholder's obligations under this Agreement. If Stockholder is an entity, the execution by Stockholder of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate or partnership action on the part of Stockholder and no other action on the part of Stockholder is required in connection therewith. This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes a valid and binding agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms.

                  (c) No Conflicts. No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by the Stockholder and the consummation by the Stockholder of the transactions contemplated hereby, other than filings which may be required pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and neither the execution and delivery of this Agreement by the Stockholder nor the consummation by the Stockholder of the transactions contemplated hereby nor compliance by the Stockholder with any of the provisions hereof shall conflict with or result in any breach of any applicable organizational documents of Merkert applicable to the Stockholder or, if applicable, any organizational documents of the Stockholder (including without limitation any charter documents or partnership agreement), result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third-party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any


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kind to which the Stockholder is a party or by which the Stockholder's properties or assets may be bound or violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to the Stockholder or any of the Stockholder's properties or assets.

         4. Assignment; Benefits. This Agreement may not be assigned by any party hereto without the prior written consent of each of the other parties. This Agreement shall be binding upon, and shall inure to the benefit of, each of the signatories hereto and their respective successors and permitted assigns.

         5. Notices. Any notice required to be given hereunder shall be in writing and shall be sent by facsimile transmission (confirmed by any of the methods that follow), courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid) to the address of such party set forth on the signature pages hereto or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so delivered.

         6. Specific Performance. The parties hereto agree that irreparable harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

         7. Amendment. This Agreement may not be amended or modified, except by an instrument in writing signed by or on behalf of each of the parties hereto. This Agreement may not be waived by any party hereto, except by an instrument in writing signed by or on behalf of the party granting such waiver.

         8. Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware, without regard to its rules regarding conflict of laws.

         9. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         10. Termination. This Agreement shall commence on the date hereof and shall terminate upon the earliest to occur of: (i) the date on which the Nominating Stockholder and Messrs. Pedersen, Butler and Guffey cease to own in the aggregate at least 35% of the total outstanding shares of Voting Securities of Merkert, or (ii) the date on which the Stockholders cease to own, or have the right to exercise voting control over, shares of Voting Securities of Merkert representing more than 50% of the total voting power of all outstanding Voting Securities of Merkert.


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                        [VOTING AGREEMENT SIGNATURE PAGE]

         IN WITNESS WHEREOF, this Agreement has been executed by or on behalf of each of the parties hereto, all as of the date first above written above.

                                             MS ACQUISITION LIMITED

                                             By: /s/ Nick G. Bouras
                                                 -------------------------------
                                                 Nick G. Bouras
                                                 Title:

                                                 Existing Securities:

                                                 Class:
                                                       -------------------------
                                                 Number of Shares:
                                                                  --------------

                                                 Address:

                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------


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                        [VOTING AGREEMENT SIGNATURE PAGE]

                                                 -------------------------------
                                                 Ronald D. Pedersen

                                                 Existing Securities:

                                                 Class: Common
                                                        ------------------------
                                                 Number of Shares: 1,259,017
                                                                   ------------

                                                 Address:

                                                 3601 Beverly Drive
                                                 Dallas, Texas 75205

                                                 /s/ Bruce A. Butler
                                                 -------------------------------
                                                 Bruce A. Butler

                                                 Existing Securities:

                                                 Class: Common
                                                        ------------------------
                                                 Number of Shares: 301,721
                                                                   ------------

                                                 Address:

                                                 7329 Paul Calle Drive
                                                 Plano, Texas 75025

                                                 /s/ Gary R. Guffey
                                                 -------------------------------
                                                 Gary R. Guffey

                                                 Existing Securities:

                                                 Class: Common
                                                        ------------------------
                                                 Number of Shares: 301,721
                                                                   ------------

                                                 Address:

                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------


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                        [VOTING AGREEMENT SIGNATURE PAGE]

                                                 /s/ Jeffrey A. Watt
                                                 -------------------------------
                                                 Jeffrey A. Watt

                                                 Existing Securities:

                                                 Class: Common
                                                        ------------------------
                                                 Number of Shares: 819,759
                                                                   -------------
                                                 Address:
                                                 6006 Keetering Court
                                                 Dallas, TX 75248


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                        [VOTING AGREEMENT SIGNATURE PAGE]

                                                 MONROE & COMPANY, LLC

                                                 By: /s/ James L. Monroe
                                                     ---------------------------
                                                     James L. Monroe
                                                     Manager

                                                 Existing Securities:

                                                 Class:
                                                       -------------------------
                                                 Number of Shares:
                                                                  --------------

                                                 Address:

                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------



                                             JLM MANAGEMENT COMPANY, LLC

                                             By: /s/ James L. Monroe
                                                 -------------------------------
                                                 James L. Monroe
                                                 Title:

                                                 Existing Securities:

                                                 Class:
                                                       -------------------------
                                                 Number of Shares:
                                                                  --------------

                                                 Address:

                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------


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